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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K-A

               [X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 16, 1998


                        Commission File Number 0-21484


                         THE SANTA CRUZ OPERATION, INC.
             (Exact name of registrant as specified in its charter)

           CALIFORNIA                                           94-2549086
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

400 Encinal Street, Santa Cruz, California                         95060
 (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code (408) 425-7222

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE SANTA CRUZ OPERATION, INC.

                               By:    /s/ Alok Mohan
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                                      Alok Mohan
                                      President and Chief Executive Officer